UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2022, Performance Food Group Company (the “Company”) filed a Form 8-K reporting the retirement of James D. Hope, the Company’s Executive Vice President and Chief Financial Officer, effective December 31, 2022, and the appointment of Patrick Hatcher as Executive Vice President and Chief Financial Officer of the Company, effective January 1, 2023 (the “Original Report”). This amendment to the Original Report is being filed to disclose Mr. Hatcher’s compensation arrangements with the Company that had not been determined at the time of the filing of the Original Report.

In connection with Mr. Hatcher’s promotion, on August 25, 2022, the Company’s Board of Directors (the “Board”) approved an increase in Mr. Hatcher’s base salary to $550,000, effective October 1, 2022. Mr. Hatcher’s annual cash incentive target under the Company’s annual incentive program for fiscal 2023 will be 100% of his base salary and his annual long-term incentive equity award target will be $1,100,000. The Board also approved a $500,000 equity grant on August 25, 2022 in connection with Mr. Hatcher’s promotion comprised 60% of performance shares and 40% of time-based restricted stock. For the performance shares, 100% of the award will be earned based on the achievement of total shareholder return relative to companies in the Russell 1000 Index (“Relative TSR”). Relative TSR will be measured in three performance periods as follows: (i) a one-year performance period from July 3, 2022 to July 1, 2023 (weighted 25%), (ii) a two-year performance period from July 3, 2022 to June 29, 2024 (weighted 25%) and (iii) a three-year performance period from July 3, 2022 to June 28, 2025 (weighted 50%). For the time-based restricted stock, 100% of the shares will vest on the third anniversary of the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 29, 2022	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary